Rule 497(e)
File Nos. 811-07350; 333-162269

Trillium®
Flexible Premium Variable Deferred Annuity

Issued by Trillium Variable Annuity Account
of Great-West Life & Annuity Insurance Company

Supplement dated December 15, 2009 to the
Prospectus dated May 1, 2002

This Supplement is sent as a reminder of the December 15, 2009 liquidation of the Seligman Cash Management Fund (the “Cash Portfolio”) as approved by the Board of Directors of the Seligman Portfolios, Inc. (the “Seligman Board”).

The redemption of outstanding shares and the liquidation of the Cash Portfolio occurred on December 15, 2009 (the “Redemption Date”).  As a result, effective as of the Redemption Date and as previously communicated to you, the Sub-Account investing in the Cash Portfolio is closed to new Contributions and incoming Transfers.  Any orders for the purchase or exchange into the Cash Portfolio are no longer accepted.

All other Portfolios are unaffected by the recent action of the Seligman Board, and will continue to remain available as Sub-Account investment options after the Redemption Date

If you did not transfer your contract value out of the Cash Portfolio Sub-Account prior to the Redemption Date, your contract value invested in the Cash Portfolio Sub-Account was automatically transferred to the Maxim Money Market Portfolio Sub-Account.  A confirmation of the automatic transfer transaction will be sent to you in the mail.

Additionally, any Policy owner utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature such as Dollar Cost Averaging Privilege or Portfolio Rebalancing involving the Cash Portfolio Sub-Account should contact an annuity account representative immediately to make alternate arrangements.  If you did not make alternate arrangements prior to the Redemption Date, allocations made to the Cash Portfolio Sub-Account utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature after the Redemption Date will be automatically directed to the Maxim Money Market Portfolio Sub-Account.

You may transfer your contract value currently allocated to the Maxim Money Market Portfolio Sub-Account by calling an annuity account representative at 1-800-905-1959 or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920.  You may also use the Intouch® Voice Response System at 1-800-905-1959 to elect a Transfer from the Maxim Money Portfolio Sub-Account to another Portfolio Sub-Account or use the web site at www.gwrs.com.

Any Transfer(s) from the Maxim Money Market Portfolio Sub-Account into a Sub-Account of another Portfolio will not count against the first 12 free Transfers you are entitled to as Owner of the Policy and will not incur a Transfer Processing Fee.

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2002.

Please keep this Supplement for future reference.